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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 28, 2003

UNIVERSAL ELECTRONICS INC.

(Exact name of Registrant as specified in its charter)

Commission File Number: 0-21044

Delaware	33-0204817

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6101 Gateway Drive
Cypress, California 90630
(Address of principal executive offices, with Zip Code)

(714) 820-1000
(Registrant’s telephone number, including area code):

Table of Contents

Item 7. Financial Statements and Exhibits

(c) EXHIBITS

     99.1 Press Release dated October 28, 2003.

Item 9. Regulation FD Disclosure

The information herein is being furnished under Item 12 of Form 8-K. On October 28, 2003, Universal Electronics Inc., a Delaware corporation (“UEI”), announced its financial results for the quarter and nine months ended September 30, 2003. A copy of UEI’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The press release furnished as an exhibit to this report includes “safe harbor” language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about UEI’s business contained in the press release are “forward-looking” rather than “historic.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Electronics Inc.

Date: October 28, 2003	By:	/s/ Mark Z. Belzowski
Mark Z. Belzowski Vice President and Chief Financial Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated October 28, 2003